                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  April 16, 2004

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Dislosure.

On April 16, 2004, First M&F Corp. announced by press release its plan to repurchase shares. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

Exhibit 99.1 - Press Released dated April 16, 2004.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 19, 2004

                                                     FIRST M&F CORPORATION

                                                     By:    /s/ Robert C. Thompson, III
                                                           -------------------------------------------
                                                     Name:    Robert C. Thompson, III
                                                     Title:   Executive Vice President and
                                                              Chief Financial Officer

                        Exhibit 99.1 to First M&F Form 8-K

===================================================================================================================
First M&F Corp. Investor Information
===================================================================================================================
CONTACT:  Hugh S. Potts, Jr.
          Chief Executive Officer
          (662) 289-8501

April 16, 2004

FOR IMMEDIATE RELEASE

First M&F Corp. announces plan to repurchase shares

KOSCIUSKO, Miss.- The board of directors of First M&F Corp., at its meeting April 14, 2004, authorized the repurchase of up to 120,000 shares of the company's outstanding common stock beginning in May.

The repurchase plan was authorized for a 12-month period beginning May 1, 2004 and ending April 30, 2005. The authorization specified the repurchase of up to 10,000 shares in any given month. The purchases will be made in the market, under SEC guidelines, through a third party broker. The reacquired shares will be held as authorized but unissued shares to be used for general corporate purposes.

Management believes that the repurchase activity will enhance the liquidity of the Company's stock and will also improve earnings per share. Management was also given the authority to suspend the repurchase activity when capital is required for expansion purposes or other large projects.

First M&F Corp. (NASDAQ:FMFC) is a $1.1 billion community bank holding company, Making Mississippi Better, with banking locations throughout Central and North Mississippi.

3